abrdn Funds
(the “Trust”)

abrdn Ultra Short Municipal Income Fund
(the “Fund”)

Supplement dated October 20, 2025 to the Fund’s Statutory Prospectus dated February 28, 2025

(the “Prospectus”), as supplemented to date

Effective immediately, the management fees of the Fund are changing to 0.30% from 0.40%. Under “Summary – abrdn Ultra Short Municipal Income Fund”, the expense table in the “Fees and Expenses of the Fund” section on page 80 of the Prospectus is replaced in its entirety by the following:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class A1 Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	0.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	0.25% (1)	None
Small Account Fee (2)	$20	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (3)	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None
Other Expenses (4)	0.28%	0.18%	0.26%
Total Annual Fund Operating Expenses	0.83%	0.73%	0.56%
Less: Amount of Fee Limitations/Expense Reimbursements (5)	0.13%	0.03%	0.11%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.70%	0.70%	0.45%

(1) Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2) Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.

(3) Management fees have been restated to reflect current fees as a result of a reduction in the Fund’s contractual management fee rate effective October 17, 2025.

(4) Other expenses have been restated to reflect current expenses.

(5) abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.70% for Class A shares, 0.70% for Class A1 shares and 0.45% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2026. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Effective immediately, under “Summary – abrdn Ultra Short Municipal Income Fund”, the table in the “Example” section on page 81 of the Prospectus is replaced in its entirety by the following:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$80	$260	$456	$1,021
CLASS A1 SHARES	$123	$281	$453	$951
INSTITUTIONAL CLASS SHARES	$53	$175	$309	$698

Effective immediately, under “Fund Management”, information relating to the Fund in the table in the section entitled "Management Fees” starting on page 128 of the Prospectus is replaced by the following:

Fund Assets	Management Fee	Actual Rate for Fiscal Year Ended October 31, 2024
abrdn Ultra Short Municipal Income Fund
On all assets	0.30%(7)	0.19%(8)

(7) Effective October 17, 2025, the management fees of abrdn Ultra Short Municipal Income Fund were changed to 0.30% from 0.40%.

(8) Prior to February 29, 2024, the management fee rate for the Fund was 0.50% on assets up to $2.5 billion and 0.45% on assets of $2.5 billion and more.

Please retain this supplement for future reference.

abrdn Funds
(the "Trust")

abrdn Ultra Short Municipal Income Fund
(the “Fund”)

Supplement dated October 20, 2025 to the Fund’s Statement of Additional Information dated

February 28, 2025 (the “SAI”), as supplemented to date

Effective immediately, the management fees of the Fund are changing to 0.30% from 0.40%. Under “Investment Advisory and Other Services”, the table in the section “abrdn Inc.” starting on page 89 of the SAI is replaced in its entirety by the following:

Fund	Asset	Investment Advisory Fee
abrdn China A Share Equity Fund	$0 up to $500 million	0.85%
	$500 million up to $2 billion	0.80%
	$2 billion and more	0.75%
abrdn Dynamic Dividend Fund	$0 up to $250 million	1.00%
	$250 million and more	0.95%
abrdn Emerging Markets ex-China Fund	$0 up to $500 million	0.75%
	$500 million up to $2 billion	0.73%
	$2 billion and more	0.70%
abrdn Emerging Markets Fund	All Assets	0.90%
abrdn Focused Emerging Markets ex-China Fund	$0 up to $500 million	0.75%
	$500 million up to $2 billion	0.73%
	$2 billion and more	0.70%
abrdn Global Infrastructure Fund	$0 up to $250 million	0.75%
	$250 million up to $750 million	0.70%
	$750 million up to $1 billion	0.65%
	$1 billion and more	0.55%
abrdn High Income Opportunities Fund	$0 up to $500 million	0.55%
	$500 million up to $1 billion	0.525%
	$1 billion and more	0.50%
abrdn Infrastructure Debt Fund	$0 up to $500 million	0.50%
	$500 million up to $1 billion	0.475%
	$1 billion and more	0.45%
abrdn Intermediate Municipal Income Fund	$0 up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	$1 billion and more	0.355%
abrdn International Small Cap Fund	$0 up to $100 million	0.85%
	$100 million and more	0.75%
abrdn Real Estate Fund	All Assets	0.80%
abrdn Short Duration High Yield Municipal Fund	$0 up to $250 million	0.55%
	$250 million and more	0.50%
abrdn Ultra Short Municipal Income Fund	All Assets	0.30%(1)
abrdn U.S. Small Cap Equity Fund	$0 up to $100 million	0.95%

	$100 million or more	0.80%
abrdn U.S. Sustainable Leaders Fund	$0 up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	$2 billion and more	0.60%

(7)Effective October 17, 2025, the investment advisory fee of abrdn Ultra Short Municipal Income Fund was changed to 0.30% from 0.40%.

Please retain this supplement for future reference.